Reply Attention of	Cam McTavish
Direct Tel.	604.891.7731
EMail Address	czm@cwilson.com
Our File No.	28340-1 / CW1211666.2

June 25, 2007

VIA EDGAR AND COURIER

Securities and Exchange Commission

Division of Corporate Finance

100F Street North East

Washington, DC 20549-7010

United States of America

Attention:	Lisa Haynes

Senior Staff Accountant

Dear Ms. Haynes:

Re: Cathay Merchant Group, Inc. Form 10-KSB for the period ended July 31, 2005 Form 10-KSB for the period ended December 31, 2006 File No. 001-16283

                We refer to your letter of May 15, 2007 with respect to the Form 10-KSB for the period ended July 31, 2005 and the Form 10-KSB for the period ended December 31, 2006 filed by our client, Cathay Merchant Group, Inc. (the “Company”). We have keyed our responses to your comments in your letter dated May 15, 2007.

Form 10-KSB for the period ended July 31, 2005

Notes to Consolidated Financial Statements

Note 1. Business Description and Summary of Significant Accounting Policies

Purchase Option Agreements, page 32

1.            We note your response to comment 3 from our letter dated February 16, 2007 in which you state that the purchase option agreements have a finite life but do not lose value over the life. We also note your response to comment two from our letter dated January 23, 2007 in which you stated that the option agreements cannot be sold to third parties, licensed or transferred without the consent of the seller. Therefore, if you did not exercise the purchase option agreements prior to their expiration date, it appears that the residual value associated with the agreements would be zero. Please tell us how you

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considered this fact pattern in your determination that amortization of the purchase option agreements (finite lived intangibles) was not necessary.

Paragraph 13 of SFAS 142 states, “The amount of an intangible asset to be amortized shall be the amount initially assigned to that asset less any residual value.” The Company, based on current market information, strongly believes the residual value of the two Purchase Option Agreements would be at least the same as their carrying value up to the day before the expiration dates and the Company is almost certain that it will exercise the options in the future. In fact, based on the latest independent valuation report, the value of the optioned properties in MAW and GSA Grundstuckfonds Sachsen-Anhalt GmbH’s agreement has increased by Euro 2.0 million whereas the value of the optioned properties in AFM and GSA Grundstuckfonds Sachsen-Anhalt GmbH’s agreement remained the same since the Company purchased its two subsidiaries. Therefore, the residual value of the option agreements is at least equal to the carrying value. The Purchase Option Agreements have a finite life, but do not lose value over the life. Considering these factors, the Company concluded that the amount that it needed to amortize was zero. The Company will continue to perform the impairment test to ensure the value of the two Purchase Option Agreements holds up. Upon the exercise of the options, the option value will form part of the cost of the fixed assets and will be amortized over the life of the fixed assets.

Revenue Recognition, page 33

2.            We note your response to comment 6 from our letter dated February 16, 2007. It appears that sales returns had a significant impact on your opening income for the five month period ended December 31, 2005 and that you experienced a significant increase in the number and dollar amount of returns during the year ended December 31, 2006. Please amend your financial statements and MD&A (as appropriate) included within your Form 10-KSB for the year ended December 31, 2006 to fully disclose the following:

•	Your accounting policies as they pertain to sales returns and warranties;
•	The extent to which sales returns impacted your opening results; and
•	The reasons for the increase in sales returns, whether this is a trend that is expected to continue, and if so, how management intends to address this trend.

The Company concluded that its disclosure regarding the sales returns in the Form 10-KSB for the year ended December 31, 2006, including the management discussion and analysis section, is adequate. The reason for the increase in the number of credit notes was due to an increase in the number of small orders. The Company’s sales return represents less than 1% of the total sales and the net effect of the sales returns (after scrap sale) does not have material impact to the Company’s gross margin which is between 4% to 5% for all periods. Both the sales return and gross margin are within the industry’s standard. The Company will continue to monitor the sales return situation and will provide additional disclosure in future filings if it is material to the financial statements.

3.            We note your responses to comments 7 and 8 from our comment letter dated February 16, 2007 and your responses to comments 8 and 9 from our comment letter dated March 16, 2006. Since KHD did not add any substantial value or make any substantial changes to the product you sell and the ultimate end users of your products have the same rights and obligations (including right of return) as KHD, it appears that revenue recognition would only be appropriate upon final delivery and acceptance of your product to the ultimate end user. Please tell us whether your financial statements for the periods ended July 31, 2005, December 31, 2005 and December 31, 2006 reflect revenue recognition upon shipment to KHD, shipment to the ultimate end user, receipt by the ultimate end user or at some other point. Please tell us the specific criteria you use to evaluate the point in time when the product is considered accepted by the ultimate end user. We may have further comment upon receipt and review of your response.

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For the periods indicated, the Company recognized revenue when its products were shipped. The title of the products changed at the moment the Company shipped the products to the customers which is a normal practice in trading. The title changed to MFC Commodities and from MFC Commodities to the ultimate customers simultaneously. MFC Commodities assigned the rights for remedy of any defects to the ultimate end customers such that they have the right to address any claims and complaints directly to the Company for a period of 14 days after change of ownership in accordance with German business law.

Note 2. Business Combinations, page 36

4.            We note your disclosure on page 36 in which you state that you acquired all of the share of AFM for a purchase price of $8.5 million from an unrelated third party. However, the Purchase Option Agreement dated September 26, 2002 which was acquired as part of the AFM purchase indicates that MFC Aluminiumfolie Merseburg GmbH was the buyer of the purchase option agreement, not AFM. Please tell us whether MFC Aluminiumfolie Merseburg GmbH is in any way associated with MFC Bancorp Ltd. Please also fully explain how the Purchase Option Agreement dated September 26, 2002 was transferred from MFC Aluminiumfolie Merseburg GmbH to AFM.

AFM was formerly known as MFC Aluminiumfolie Merseberg GmbH. When the Company purchased AFM, KHD Humboldt Wedag International Ltd. (formerly MFC Bancorp Ltd.) was a significant shareholder of the Company.

Form 10-KSB for the period ended December 31, 2006

5.            Please tell us how you and your auditors determined that you have sufficient ability to continue as a going concern for at least twelve months from the date of your financial statements. Specifically, please tell us how you considered your history of negative working capital, operating losses, and negative cash flows, including those which would have occurred during the year ended December 31, 2006 absent a $6.5 million increase in borrowings from your affiliates.

The Company assessed the general market condition and prepared the projected cash flow for the next six years. The Company’s auditors reviewed the Company’s projection and determined that the Company has the ability to realize its assets and extinguish its liabilities in the normal course of business according to SAS 59. In particular, both the Company and its auditors believe that revenue from the Company’s aluminium mills is sufficient to meet its operating expenses for at least the next twelve months. The Company believes that AFM will operate on full capacity in 2007 as it has a “full order book”. MAW also benefits from the growing construction industry starting from late 2006.

The $6.5 million increase was related to trade payables with affiliates which were incurred in the normal course of business, not borrowings.

6.            Please amend your filing to provide audited and unaudited financial statements (and associated independent auditors reports) covering the following periods:

•

Audited consolidated statements of operations, comprehensive loss, changes in stockholders equity and cash flows for the twelve months ended December 31, 2006, the five months ended December 31, 2005, and twelve months ended July 31, 2005; and

•	Unaudited consolidated statements of operations, comprehensive loss, changes in stockholders equity and cash flows for the five months ended December 31, 2004.

As requested, the Company has amended the filing to include the financial statements set out above.

CW1211666.2

7.            Please amend your filing to provide management discussion and analysis, in accordance with Item 303 of Regulation S-K, covering the following periods:

•	Year ended December 31, 2006 compared with the year ended December 31, 2005;
•	Five months ended December 31, 2005 compared to the five months ended December 31, 2004; and
•	Year ended July 31, 2005.

As requested, the Company has amended the filing to include management discussion and analysis for the periods set out above.

We trust that the foregoing will resolve all outstanding comments with respect to the Form 10-KSB for the period ended July 31, 2005 and the Form 10-KSB for the period ended December 31, 2006. Should you have any questions, please do not hesitate to contact the writer directly at 604.891.7731.

Yours truly,

CLARK WILSON LLP

Per: /s/ Cam McTavish

Cam McTavish

CZM/czm

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